SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 24, 1997


                             Long Island Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-23526             11-3198508
(State or Other Jurisdiction     (Commission File    (I.R.S. Employer
  of Incorporation)                 Number)           Identification No.)


201 Old Country Road
Melville, New York                                     11747-2724
(Address of Principal                                  (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (516) 547-2000


                                                     Not Applicable

          (Former Name of Former Address, if Changed Since Last Report)

Item 1.           Changes in Control Registrant
                           Not Applicable

Item 2.           Acquisition or Disposition of Assets
                           Not Applicable

Item 3.           Bankruptcy or Receivership
                           Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                           Not Applicable

Item 5.           Other Events
                           Press Release of Long Island Bancorp, Inc.
                              dated December 18, 1997

Item 6.           Resignations of Registrant's Directors
                           Not Applicable

Item 7.           Financial Statements and Exhibits
                           (a)  Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LONG ISLAND BANCORP, INC.


                                       By:         /s/ Mark Fuster
                                       ---------------------------
                                       Name:       Mark Fuster
                                       Title:      Chief Financial Officer
                                                   (principal financial and
                                                   accounting officer)



Date:  December 24, 1997

[GRAPHIC OMITTED]                   News Release
201 Old Country Road
Melville, New York  11747

                                              Contact:

                                              Mary M. Feder
                                              Vice President-Investor Relations
                                              (516) 547-2607



For Immediate Release


         Long Island Bancorp, Inc. Announces Thirteenth Quarterly Dividend

Melville, NY, December 18, 1997- Long Island Bancorp, Inc. (NASDAQ: LISB), the holding company for The Long Island Savings Bank, FSB announced today that its Board of Directors declared a quarterly cash dividend of $0.15 per common share.

The dividend will be payable on February 13, 1998 to shareholders of record at the close of business on January 14,1998. This is the thirteenth consecutive quarterly dividend paid by Long Island Bancorp, Inc.

Long Island Bancorp, Inc. is the holding company for The Long Island Savings Bank, FSB. The Long Island Savings Bank, FSB is a federally chartered FDIC-insured institution which serves its customers through 35 full service branch offices throughout Queens, Nassau and Suffolk counties. The Bank also operates mortgage loan offices across Long Island and in New Jersey, Pennsylvania, Maryland, Virginia, North Carolina, South Carolina and Georgia and has Internet home pages at the addresses:
www.lisb.com and www.entrustmortgage.com.




                                                              ###

Item 17 Filing of Statements with the Securities and Exchange Commission (SEC)

On December 18, 1997, Long Island Bancorp, Inc. issued a press release
(see Exhibit A) announcing its thirteenth quarterly dividend, a copy of which has been filed with the Securities and Exchange Commission.